SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 14, 2004
                                                           -------------

                       PROVIDENT FINANCIAL SERVICES, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Delaware                      1-31566                    42-1547151
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(State or other jurisdiction    (Commission File No.)     (IRS Employer
  of incorporation)                                         Identification No.)



830 Bergen Avenue, Jersey City, New Jersey                      07306-4599
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (201) 333-1000
                                                     --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 2.  Acquisition or Disposition of Assets

     On July 14, 2004, the merger of First Sentinel Bancorp, Inc. with and into Provident Financial Services, Inc., as contemplated by the Agreement and Plan of Merger dated as of December 19, 2003 by and between Provident Financial Services, Inc. and First Sentinel Bancorp, Inc. (the "Merger Agreement"), was consummated.

     The preceding is qualified in its entirety by reference to the Merger Agreement and a press release, which are attached as Exhibits 2.1 and 99.1 to this Form 8-K, respectively, and are incorporated by reference herein.

Item 7.  Financial Statements and Exhibits

     (a)  Financial statements of business acquired.

          (i)  The Audited  Consolidated  Statements  of Financial  Condition at
               December 31, 2003 and 2002 and the Audited Consolidated Statements of Income for the years ended December 31, 2003, 2002 and 2001 of First Sentinel Bancorp, Inc. are incorporated herein by reference by Exhibit 99.2.

          (ii) The Unaudited Consolidated Statements of Financial Condition at June 30, 2004 and the Unaudited Consolidated Statements of Income for the six months ended June 30, 2004 will be provided by Provident Financial Services, Inc. by an amendment to this Form 8-K not later than 60 days after the date that this Form 8-K must be filed.

     (b)  Pro forma financial information.

          (i) The Unaudited Combined Condensed Consolidated Pro Forma Financial Data at and for the six months ended June 30, 2004 will be provided by Provident Financial Services, Inc. by an amendment to this Form 8-K not later than 60 days after the date that this Form 8-K must be filed.

     (c)  Exhibits.

 Exhibit No.        Description
 -----------        -----------

 2.1 Agreement and Plan of Merger, dated as December 19, 2003, by and between Provident Financial Services, Inc. and First Sentinel Bancorp, Inc. (incorporated by reference to Provident Financial Services, Inc.'s Registration Statement on Form S-4 filed with the Securities and Exchange Commission on March 25, 2004, as amended).

99.1                Provident Financial Services,  Inc. press release dated July
                    14, 2004.

99.2                Financial   Statements  of  First  Sentinel  Bancorp,   Inc.
                    (incorporated by reference to First Sentinel Bancorp, Inc.'s Annual Report on Form 10-K/A filed with the Securities and Exchange Commission on March 26, 2004).

                                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        PROVIDENT FINANCIAL SERVICES, INC.



DATE:  July 16, 2004               By:  /s/ Paul M. Pantozzi
                                        ---------------------------------------
                                        Paul M. Pantozzi
                                        Chairman and Chief Executive Officer






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                                  EXHIBIT INDEX


Exhibit     Description
-------     -----------
2.1         Agreement  and Plan of Merger,  dated as December 19,  2003,  by and between  Provident  Financial  Services,  Inc.  and  First  Sentinel
            Bancorp,  Inc.  (incorporated  by reference  to Provident  Financial
            Services,  Inc.'s Registration  Statement on Form S-4 filed with the
            Securities and Exchange Commission on March 25, 2004, as amended).

99.1        Provident Financial Services,Inc. press release dated July 14, 2004.

99.2 Financial Statements of First Sentinel Bancorp, Inc. (incorporated by reference to First Sentinel Bancorp, Inc.'s Annual Report on Form 10-K/A filed with the Securities and Exchange Commission on March 26, 2004).